RIDGEWOOD ELECTRIC POWER TRUST IV
                                Exhibit 99.2
                                ------------
                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I,  Christopher  Naunton,  Chief Financial  Officer of Ridgewood  Electric Power
Trust  IV.   (the   "Registrant"),certify,   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Registrant for the period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 28, 2003

                                       Signature:

                                       /s/ Christopher Naunton
                                       --------------------------------
                                       Christopher Naunton
                                       Chief Financial Officer